Item 7.     Financial Statements and Exhibits


      The following exhibit is furnished herewith:

      21 Monthly Servicer's Certificate issued on August 20, 2004 for the period of July 1, 2004 through July 31, 2004, relating to the Series 2000-C, 2001-A, 2002-A, 2003-A, 2003-B, 2003-C, and 2003-D Asset
            Backed Notes, prepared by the Servicer and sent to the Indenture Trustee pursuant to Section 5.03 of the Series 2000-C, 2001-A, 2002-A, 2003-A, 2003-B, 2003-C, and 2003-D Indenture Supplements
            dated as of November 1, 2000, April 1, 2001, July 1, 2002, February 1, 2003, June 1, 2003, August 1, 2003 and December 1, 2003
            respectively.

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
                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   ADVANTA BUSINESS CARD MASTER
                                   TRUST

                                   By: Advanta Bank Corp., as
                                   attorney-in-fact

                                   By:   /s/ Michael Coco
                                         ---------------------------------------
                                   Name:  Michael Coco
                                   Title: Vice President & Treasurer



                                   ADVANTA BUSINESS RECEIVABLES CORP.

                                   By:   /s/ Susan McVeigh
                                         ---------------------------------------
                                   Name:  Susan McVeigh
                                   Title: Vice President and Assistant Treasurer


Dated: August 20, 2004

                                  Exhibit Index


Exhibit No.                                                                         Page
-----------                                                                         ----

      21.1 Monthly Servicer's Certificate dated August 20, 2004 prepared by the Servicer and sent to the Indenture Trustee pursuant to
               Section 5.03 of the Series 2000-C, 2001-A, 2002-A, 2003-A,
               2003-B, 2003-C, and 2003-D Indenture Supplement covering the period of July 1, 2004 through July 31, 2004.


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